UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-04665

Commonwealth International Series Trust
(Exact name of registrant as specified in charter)

791 Town & Country Blvd
               Houston, TX 77024-3925
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal Street
                  Boston, MA 02110
(Name and address of agent for service)

Copies to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Parkway, Suite 310
Leawood, KS 66211

Registrant’s telephone number, including area code: (888) 345-1898

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Commonwealth International
Series Trust
791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
888-345-1898
www.commonwealthfunds.com

INVESTMENT ADVISOR
FCA Corp
791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
713-781-2856

DISTRIBUTOR
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, WI 53233

TRANSFER AGENT & ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211	Commonwealth Australia/New Zealand Fund Africa Fund Commonwealth Japan Fund Commonwealth Global Fund Commonwealth Real Estate Securities Fund ANNUAL REPORT October 31, 2013

This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by a current prospectus. An additional prospectus may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Commonwealth International Series Trust or your broker.

Table of Contents

Shareholder Letter	2

Performance Overview
Commonwealth Australia/New Zealand Fund	6
Africa Fund	8
Commonwealth Japan Fund	10
Commonwealth Global Fund	12
Commonwealth Real Estate Securities Fund	14

Glossary of Terms	16
Portfolio Composition	17
Schedules of Investments	19
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	50

Additional Information	51

Trustees and Officers	53

791 Town & Country Blvd, Suite 250, Houston, TX 77024-3925

Commonwealth Australia/New Zealand Fund (CNZLX)
Africa Fund (CAFRX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)
www.commonwealthfunds.com

October 31, 2013

Dear Fellow Shareholders:

Many quotations have been attributed to the venerableWinston Churchill. The following seems so appropriate for today:

“Politics is the ability to foretell what is going to happen tomorrow, next week, next month and next year.... and to have the ability afterwards to explain why it didn’t happen.”

Substitute “economics” for politics and you have what investors have been grappling with in interpreting where the markets are headed. In this light, investors have been digesting a wide array of economic and geopolitical developments in recent months. While economic growth has modestly continued despite the negative impact of the federal budget sequester, the Federal Reserve’s expected tapering of its bond buying program has prompted greater market volatility and bond yields have risen substantially. Emerging markets in particular have experienced movements as investors began to extract capital in anticipation of higher rates only to begin reinvestment anew when it became evident the tapering was not to be immediate.

There is concern that the ultimate reduction of Federal Reserve bond purchases will allow long-term interest rates to move higher, running the risk of curtailing any recovery. Already, mortgage rates have jumped and housing market data appear less robust than earlier in the year. Overseas, instability in Egypt and Syria has contributed to volatile oil prices, which if they remain at lofty prices, could undermine the reasonably positive trends in consumer spending. Fortunately, the Eurozone posted positive GDP growth in the second quarter after many months of contraction though the 17-nation currency-block continues to grapple with significant economic challenges.

While we at FCA Corp., the investment adviser to the Funds comprising the Commonwealth International Series Trust, cannot forecast with precision how economic or geopolitical events will unfold, we have confidence that a long-term investment program remains essential. FCACorp’s in-depth fundamental research, active investing and risk management strategies can serve investors well through challenging domestic and international markets.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

As we reflect on our twenty-second year as the investment advisor to the Funds, we would like to thank you as shareholders for your support and continued interest in the Commonwealth family of funds.

Robert W. Scharar	Wesley R. Yuhnke
President and Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

Ronald Manning
Assistant Portfolio Manager
Commonwealth International Series Trust

The views in the above discussion, along with discussion included under the “Performance Overview” for each Fund below, were those of the Funds’ investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and the performance of the Funds during the period covered by this report and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUNDS’PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON EACH FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT. TO OBTAIN A PROSPECTUS AND OTHER INFORMATION ABOUT THE FUNDS, PLEASE VISIT WWW.COMMONWEALTHFUNDS.COM OR CALL 888-345-1898. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

Questions and Answers
 To help shareholders better understand key attributes of the mutual funds (each a “Fund” and collectively the “Funds”) comprising the Commonwealth International Series Trust and their operations, the following Question and Answer section is provided.

Who is the Funds’ investment advisor?
 The Funds’investment advisor is FCA Corp (“FCA”). FCA is an investment advisor that is registered with the U.S. Securities and Exchange Commission and has its principle place of business located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024-3925. The firm was founded 39 years ago and maintains a global perspective on the equity and fixed income marketplaces.

Why is investing outside the U.S. important?
 The Funds invest in companies outside the United States because FCA believes there are significant investment opportunities in select foreign markets. FCA also believe U.S. investors benefit from the diversification that having investments outside the United States can provide. International investing offers exposure to more companies and other nations’ economies. In 2013, over 50% of the value of equity markets was outside the United States, and the growth experienced by many of these foreign economies appeared to be attractive. FCA believes that for a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential for less risk and can achieve a more consistent long-term performance in the investor’s overall portfolio.1

How has international investing changed over the last decade?
 International markets now comprise a significant portion of all equity value worldwide. As markets have blended through global commerce, capital has flowed from country to country following investment opportunities. Developed markets and emerging markets both require capital investments to provide the goods and services of their respective needs. During the last two decades in particular, statistical information has become more uniform thus more dependable. The trend appears to be in place for continued development of these distant countries and their markets long term. Their demand for investment capital continues as they provide opportunities for diversification and growth. The Funds seek to be participants in these developments.

What are some of the factors influencing a Fund’s portfolio turnover?
 Each Fund generally invests in equity securities with a long-term view and in debt securities to be held to maturity. The Funds’ portfolio securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new subscriptions; or selling securities to cover redemptions. Higher levels of portfolio activity by a Fund will result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders. The turnover of a portfolio is not predictable because managers do not know when the portfolio transactions will be dictated. Under most circumstances, it is desirable to limit transactions because of the costs associated with trading although these are generally not the determining factor.

[1]
Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation.

You should consider each Fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains information about those and other important matters relating to the Funds. Please read the Prospectus carefully before you invest.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

How can the asset size of a Fund impact the Fund’s expense ratio?
 Achieving each Fund’s objective with a portfolio comprised of international securities is historically more expensive than the costs associated with managing a portfolio comprised of domestic securities. Research of foreign markets, trading in different currencies, custody of assets, accurate evaluations of holdings and generally overall communications are all known to be more expensive when managing these types of portfolios. Additionally, as with almost every mutual fund, size has an impact on the expense ratio of Funds. Typically, larger mutual funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate such mutual funds over a larger asset base. Generally, mutual fund expenses, including those of the Funds, are allocated on a daily basis among all shareholders. In addition, as a portfolio grows, it is self-evident that fixed costs as a percentage of the assets managed generally decline. Whenever a new Fund is introduced or in highly specific investment objective portfolios, higher costs can be experienced during time periods of asset growth. The Financial Highlights section of the accompanying financial statements provides supplemental data that includes current and historic expense information, and where applicable, the advisor’s waiver of fees or voluntary contributions of expenses.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

PERFORMANCE OVERVIEW – October 31, 2013 (Unaudited)
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

The Commonwealth Australia/New Zealand Fund’s net asset value (NAV) as of October 31, 2013 was $13.25 per share compared to $12.05 per share on October 31, 2012. For the twelve month period covered by this Annual Report, the Commonwealth Australia/New Zealand Fund returned 11.40%. This return figure includes the $0.16 per share dividend distribution made in December 2012.

In presenting comparative performance numbers on the Fund versus indexes, it is important to note that we do not make investment decisions with a view toward attempting to track any index. Rather, we invest based on fundamental research. Comparisons to indexes, which are not fundamentally based, may not appear as reasonable as we would prefer. We also invest a portion of the Fund’s assets in fixed income investments and, as a result, we would note that a comparison of the performance of the Fund to indexes may be less meaningful than a comparison of funds that do not incorporate such fixed income investments. In an attempt to present various aspects of the marketplace return, we provide three indexes for consideration. During the twelve-month period, the New Zealand SmallCap Index returned 20.01%, the NZX 50 Index returned 24.71% and the Australian All Ordinaries Index returned 15.33%. These indexes do not include any fixed income instruments. Additionally, you should note that the indexes are unmanaged, they are expressed in terms of U.S. dollars and they do not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. In addition, investors cannot directly invest in an index.

From our view, the long term goal of owning the Australia/New Zealand Fund is to benefit from the ownership of companies domiciled and operating in both of these fine countries. Therefore, both countries are continuously represented in ownership. History shows that the returns of the respective marketplaces can vary significantly from one another. It is rare that both countries perform similarly. Nonetheless, the overriding goal of long term diversified ownership seeks to be maintained.

There are other considerations as well:

–
The 0.5 percent appreciation of the New Zealand dollar versus the U.S. dollar positively impacted the Fund’s returns during the year while the 8.9 percent decline of the Australian dollar had a predictably negative effect.

When measured in the respective local currency, New Zealand equities outperformed Australian equities. New Zealand small-cap equities generally underperformed relative to large-cap equities. Due to the allocation of the Fund’s assets to the small-cap area, the Fund’s performance was negatively impacted.

–
The Fund’s New Zealand holdings within the commercial services and transportation industries (particularly in the shipping and handling of goods through the port facilities) positively impacted the Fund’s performance, although South Port NZ, the Fund’s largest position returned less than the broader market.

–
Driven by the market appreciation of Ryman Healthcare, healthcare-services related investments in both Australia and New Zealand were solid contributors to the Fund’s overall performance and represented the second largest industry exposure in the portfolio.

–	The Fund’s Australian mining and chemicals holdings had negative returns for the year with commensurate effects on total returns.

–
The Fund’s commitment to fixed income investments (5.8% of total investments) is designed to provide a degree of stability to the portfolio while providing a modest income. During the period, these fixed income instruments outperformed the broader fixed income markets.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Australian and New Zealand issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

*
Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1]	For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

PERFORMANCE OVERVIEW – October 31, 2013 (Unaudited)
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Australia/New Zealand Fund, the NZSCI, AAOI, and NZX 50 Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Australia/New Zealand Fund from 10/31/03 to 10/31/13, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return			Total Fund Operating
	as of September 30, 2013			as of October 31, 2013			Expense
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year	Ratio[1]
Commonwealth Australia/New Zealand Fund	11.16%	8.00%	8.44%	11.40%	12.62%	7.86%	3.32%
New Zealand SmallCap Index (“NZSCI”)	12.05%	14.00%	13.36%	20.01%	21.29%	13.51%	—
Australian All Ordinaries Index (“AAOI”)	12.68%	12.17%	14.51%	15.33%	20.89%	14.28%	—
NZX 50 Index	23.83%	13.76%	11.25%	24.71%	19.77%	11.13%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Fund’s Prospectus dated February 28, 2013. Additional information pertaining to the Fund’s expense ratios as of October 31, 2013 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.32%.

The Fund’s performance is measured against the New Zealand SmallCap Index (“NZSCI”), a capitalization-weighted index of all New Zealand equities, excluding those in the NZX 50 Index, is considered to be reflective of the performance of the New Zealand small-cap equity market; the Australian All Ordinaries Index (“AAOI”), an index made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange; and the NZX 50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

The Commonwealth Australia/New Zealand Fund was formerly known as Capstone New Zealand (2000) and subsequently the Commonwealth New Zealand Fund (2001).

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

PERFORMANCE OVERVIEW – October 31, 2013 (Unaudited)
AFRICA FUND

The Africa Fund’s net asset value (NAV) as of October 31, 2013 was $10.38 per share compared to $10.23 per share on October 31, 2012. For the period covered by this Annual Report, the Africa Fund posted a 3.02% cumulative total return. This return figure includes the $0.16 per share dividend distribution made in December 2012. Our investments do not attempt to track any indexes; rather, we make investment decisions on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI Emerging Markets Index and the Dow Jones Africa Titans 50 Index, returned 6.53% and 5.34%, respectively for the same period. These indexes do not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

For the period ended October 31, 2013, the Advisor contractually waived its advisory fee in the amount of $22,542 and voluntarily reimbursed Fund operating expenses in the amount of $88,266. The waived advisory fees are subject to recoupment. Please see accompanying notes to the financial statements for additional information.

We believe that Africa represents a unique, complicated continent with the potential to be both economically rewarding and punitive. We feel equities listed on African stock exchanges offer investors a way to participate in what is expected to be sizeable growth in the consumer consumption of goods and services and the economies in general. It takes time for governments to change and for the people of an emerging country to adjust. With the vast number of countries within the African continent, it is an exciting yet daunting task. Our portfolio selection includes using information we gather first hand through trips to the continent as we seek to monitor each investment and to make decisions we view as being in the best interests of the Fund. Because many U.S. investors share our vision for the African continent and have a desire to be informed beyond just financial aspects, we have constructed our website’s Africa section to provide a variety of information in response to this, and we invite you to visit the website at commonwealthfunds.com.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by African issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

*
Portfolio holdings will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1]	For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

PERFORMANCE OVERVIEW – October 31, 2013 (Unaudited)
AFRICA FUND
Comparison of Change in Value of a $10,000 Investment in the Africa Fund, the MSCIEM and DJAFKT.

The above graph is a hypothetical $10,000 investment in the Africa Fund from 11/07/11 (inception) to 10/31/13, and represents the reinvestment of dividends and distributions in the Fund.

						Total Fund
	Average Annual Total Return		Average Annual Total Return		Total Fund	Operating
	as of September 30, 2013		as of October 31, 2013		Operating	Expense
		Inception		Inception	Expense	After Fee
	1 Year	(11/07/11)	1 Year	(11/07/11)	Ratio[1]	Waiver Ratio[1]

Africa Fund	-3.31%	0.80%	3.02%	2.68%	8.36%	7.11%
MSCI Emerging Markets Index (“MSCIEM”)	0.98%	2.51%	6.53%	4.88%	—	—
Dow Jones Africa Titans 50 Index (“DJAFKT”)	0.55%	6.63%	5.34%	8.59%	—	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratios are from the Fund’s Prospectus dated February 28, 2013. FCA Corp has contractually agreed to waive the Management Fee of 1.25% through February 28, 2014. Please see Note 4 of the Notes to Financial Statements relating to additional voluntary expense reimbursements by FCA Corp. Additional information pertaining to the Fund’s expense ratios as of October 31, 2013 can be found in the financial highlights.

The Fund’s performance is measured against the MSCI Emerging Markets Index (“MSCIEM”), a free float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets; the Dow Jones Africa Titans 50 Index (“DJAFKT”), a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa. The MSCI Emerging Markets Index currently consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

PERFORMANCE OVERVIEW – October 31, 2013 (Unaudited)
COMMONWEALTH JAPAN FUND

The Commonwealth Japan Fund’s net asset value (NAV) as of October 31, 2013 was $3.08 per share compared to $2.54 per share on October 31, 2012. For the twelve month period covered by this Annual Report, the Commonwealth Japan Fund returned 21.26%. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The Tokyo Stock Price Index returned 33.19% for the same period. The index does not include any fixed income instruments. Additionally, the index is unmanaged, it is expressed in terms of U.S. dollars and it does not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Japan’s economy registered growth of around 4% on an annualized basis in the first half of 2013. This growth was led by strong domestic demand; for example, (1) public investment continued to increase as positive effects of various economic measures came to take hold fully and (2) private consumption remained resilient, reflecting an improvement in consumer sentiment supported by the depreciation of the Yen and a rise in stock prices.

The Bank of Japan introduced the quantitative and qualitative monetary easing (or “QQE”) in April 2013, with a two year view for seeking to achieve the price stability target of +2% growth in the Consumer Price Index. The Bank of Japan announced its’ goal of doubling the monetary base within two years. In accomplish this, the Bank plan to purchase massive amounts of Japanese government bonds. In addition, in aiming to achieve the price stability target of +2%, the Bank made a commitment to continue with QQE as long as necessary to maintain the target in a stable manner. So far, QQE appears to have exerted positive influences on Japan’s economy as evidenced by the improving expectations of the financial markets and of individual firms and households.

The Tokyo Stock Price Index returned 60.88% in local currency terms over the last year. The decline in the exchange rate, a period in which the Yen depreciated almost 19% versus the dollar, reduced the return to US investors. While exports have been picking up at a somewhat slower pace, domestic demand, notably private consumption, has been firm, and positively impacted the Fund’s investments in the following industries: (1) auto parts & equipment; (2) leisure time; and (3) retail.

Business fixed investments overall grew for the third consecutive quarter. This reflected the improvements in corporate profits yet the recovery in the manufacturing sector was somewhat disappointing. Therefore, exports — which largely affect investments by these manufacturing firms — lacked resilience and decreased for the first time in three quarters. In this environment, the Fund’s investments in capital goods and transportation companies underperformed the broader market.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Japanese issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

*
Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1]	For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

PERFORMANCE OVERVIEW – October 31, 2013 (Unaudited)
COMMONWEALTH JAPAN FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Japan Fund and the TOPIX Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Japan Fund from 10/31/03 to 10/31/13, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return			Total Fund Operating
	as of September 30, 2013			as of October 31, 2013			Expense
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year	Ratio[1]
Commonwealth Japan Fund	19.46%	1.57%	-0.63%	21.26%	4.51%	-1.08%	4.85%
Tokyo Stock Price Index (“TOPIX”)	30.48%	5.62%	4.66%	33.19%	8.87%	4.29%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Fund’s Prospectus dated February 28, 2013. Additional information pertaining to the Fund’s expense ratios as of October 31, 2013 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 4.84%.

The Fund’s performance is measured against the Tokyo Stock Price Index an unmanaged capitalization-weighted index of all the common stocks on the First Selection of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

The Commonwealth Japan Fund was formerly known as the Capstone Japan Fund (2000), established as a series of the Trust on July 10, 1989 under the name of the Capstone Nikko Japan Tilt Fund.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

PERFORMANCE OVERVIEW – October 31, 2013 (Unaudited)
COMMONWEALTH GLOBAL FUND

The Commonwealth Global Fund’s net asset value (NAV) as of October 31, 2013 was $17.00 per share compared to $14.13 per share on October 31, 2012. For the twelve month period covered by this Annual Report, the Commonwealth Global Fund posted a 20.31% cumulative total return. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research.We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI World Index returned 26.48% for the same period. The index does not include any fixed income instruments. Additionally, the index is unmanaged, it is expressed in terms of U.S. dollars and it does not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

In review of the year, it is fair to conclude that “uncertainty” has been the underlying concern of all markets domestic or international. Governments and their respective peoples have had to deal with the events of the year which included, but were not limited to: “The Arab Spring”, the endless turmoil of the Euro-zone countries, threats of nuclear development (Iran) and changes in various degrees within the political leadership of the United States, France, Japan and China. As each country strives to adjust, economic policies can become very fluid, varied in application and undependable. Indeed, risk is everywhere and very hard to quantify. However, to address these concerns, our approach is to intensely analyze and determine the most appropriate risk-adjusted investments to be held in the portfolio. During this most recent time period, in light of these unpredictable circumstances, the Commonwealth Global Fund’s management maintained the portfolio in a more reserved, protected position which in retrospect was not the most beneficial for the greatest total return relative growth. Nonetheless, the risks assumed were less and the investments more secure, from our view. We believe progress has been made.

The ownership of the financial sector was beneficial and was the best performing sector of the Fund. Other areas of promise such as transportation experienced disappointing returns as rail road companies carried less coal due to the switch of coal powered electric-generation plants to natural gas as the primary source to be used to create electricity. This produced the obvious effect of significantly lower transportation tonnage of coal nationwide and this trend is continuing at present. This does not diminish our belief in the rails and their excellent competitive long range economies of scale fundamentals. It simply means that some of the dynamics are changing in this very important industry.

During the last year, the United States continued to deserve an increased flow of capital into its markets as earnings improved for the international yet domestically domiciled companies. Corporate America showed a resiliency that will be continuously challenged. As we look at the year and beyond, diversification across markets remains a guiding key to continued portfolio management.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

*
Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1] For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

PERFORMANCE OVERVIEW – October 31, 2013 (Unaudited)
COMMONWEALTH GLOBAL FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Global Fund and the MSCI World Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Global Fund from 10/31/03 to 10/31/13, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return			Total Fund Operating
	as of September 30, 2013			as of October 31, 2013			Expense
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year	Ratio[1]
Commonwealth Global Fund	14.30%	5.11%	6.89%	20.31%	11.20%	6.48%	3.33%
MSCI World Index	20.90%	8.46%	8.16%	26.48%	13.99%	7.95%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Fund’s Prospectus dated February 28, 2013. Additional information pertaining to the Fund’s expense ratios as of October 31, 2013 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.31%.

The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

PERFORMANCE OVERVIEW – October 31, 2013 (Unaudited)
COMMONWEALTH REAL ESTATE SECURITIES FUND

The Commonwealth Real Estate Securities Fund’s net asset value (NAV) as of October 31, 2013, was $12.55 per share compared to $11.27 per share on October 31, 2012. For the twelve month period covered by this Annual Report, the Commonwealth Real Estate Securities Fund posted 11.36% cumulative total return. The MSCI US REIT Index returned 11.42% for the same period. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. Additionally, the index is unmanaged, it is expressed in terms of U.S. dollars and it does not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance returns of the Fund do reflect the deduction of fees for these services.

Information on the various Real Estate interests throughout the Global/Domestic universe seems to remain at best confusingly constructive. As always, investors are generally optimistic and in the case of the international and domestic companies, they have expressed their optimism, even if unfounded, through new ownership of companies.

Internationally and domestically, the price movements of equities are from a very low base and large appreciation numbers can be seen with even the hint of modest improvements in fundamentals. The Commonwealth Real Estate Fund has stayed the course of ownership allowing time to heal many markets as the invisible hand of capitalism works its magic providing modest improvements in basic markets which have led to some appreciation of assets.

The Fund’s investments in hotels, lodging and building materials industries had a positive impact on the performance, whereas home builders trailed the broader market.

The commercial real estate market seems to have fundamentally improved during the last year. Prices and property values in many areas have held up and the commercial sector has been aided by some increased building activity. Low interest rates certainly encourage activity across the country, yet many corporate entities continue to deleverage their balance sheets by paying off debt and building cash positions. This process often restricts hiring and job creation which we continue to view as vital to future growth of the real estate sector. At present, we do not see reasons to be making material changes and believe the practice of holding the course longer term is the best process to follow.

The U.S. economy is on a recovery path, albeit at a moderate pace, against the background of progress in households’ balance-sheet adjustments and an improvement in the housing market. Speculation among investors about an earlier-than-expected reduction by the Federal Reserve in the pace of its asset purchases became heightened in late May 2013. This triggered instability within many global financial markets, as evidenced by the simultaneous declines in stock prices, bond prices, and in the value of currencies in many emerging economies.

The Fund’s investments in Real Estate Investment Trusts (REITs), in particular hotels, had a positive impact on the fund’s performance. Apartment REITs and building materials companies, having outperformed the prior year, mostly underperformed the MSCI US REIT Index in the current reporting period.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

The Fund’s investments in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

*
Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1] For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

PERFORMANCE OVERVIEW – October 31, 2013 (Unaudited)
COMMONWEALTH REAL ESTATE SECURITIES FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Real Estate Securities Fund and the MSCI US REIT Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Real Estate Securities Fund from 1/5/04 (inception) to 10/31/13, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return			Total Fund
	as of September 30, 2013			as of October 31, 2013			Operating
			Inception			Inception	Expense
	1 Year	5 Year	(1/5/04)	1 Year	5 Year	(1/5/04)	Ratio[1]
Commonwealth Real Estate Securities Fund	8.03%	3.45%	3.21%	11.36%	10.67%	3.55%	3.53%
MSCI US REIT Index	5.75%	5.87%	8.73%	11.42%	15.30%	9.13%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Fund’s Prospectus dated February 28, 2013. Additional information pertaining to the Fund’s expense ratios as of October 31, 2013 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.53%.

The Fund’s performance is measured against the MSCI US REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. MSCI started calculating and maintaining the MSCI US REIT Index on June 20, 2005. Prior to this date the MSCI US REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

Glossary of Terms

Australian All Ordinaries Index (“AAOI”) — is a capitalization-weighted index. The index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange.

Consumer Price Index (“CPI”) — is a measure of changes in the price level of a market basket of consumer goods and services purchased by households.

Dow Jones Africa Titans 50 Index (“DJAFKT”) — a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa.

Gross Domestic Product (GDP) — is a measure of the market value of the goods and services produced by labor and property within the United States and/or other foreign countries.

MSCI Emerging Markets Index (“MSCIEM”) — is a float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets. The Emerging Markets Index currently consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI US REIT Index — is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. MSCI started calculating and maintaining the MSCI US REIT Index on June 20, 2005. Prior to this date the MSCI US REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX.

MSCI World Index — is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

New Zealand SmallCap Index (“NZSCI”) — is a capitalization-weighted index of all New Zealand equities, excluding those in the NZX 50 Index, considered to be reflective of the performance of the New Zealand small-cap equity market.

NZX 50 Index — is a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange.

Tokyo Stock Price Index (“TOPIX”) — is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

PORTFOLIO COMPOSITION – October 31, 2013* (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Industry or	Percent of Total
Security Type	Investments

Commercial Services	18.2%
Healthcare – Services	13.6%
Electric	7.7%
Oil & Gas	7.6%
Retail	7.1%
Transportation	6.6%
Telecommunications	5.7%
Diversified Financial Services	4.0%
REITs	4.0%
Home Furnishings	3.9%
Media	3.5%
Mining	3.4%
Electrical Components & Equipment	2.9%
Preferred Stocks	2.8%
Insurance	2.3%
Bonds – New Zealand	2.2%
Healthcare – Products	2.1%
Chemicals	1.1%
Bonds – Australia	1.0%
Food	0.3%
Short-Term Investments	0.0%

100.0%

AFRICA FUND
Country or	Percent of Total
Security Type	Investments

South Africa	55.5%
Exchange Traded Funds – Africa Region	12.6%
Exchange Traded Funds – South Africa	11.7%
Short-Term Investments	10.5%
Egypt	3.2%
Exchange Traded Funds – Nigeria	2.6%
United Kingdom	2.5%
Sovereign Bonds – South Africa	1.0%
Guernsey	0.4%

100.0%

COMMONWEALTH JAPAN FUND
Industry or	Percent of Total
Security Type	Investments

Transportation	24.7%
Healthcare – Products	7.2%
Short-Term Investments	7.2%
Real Estate	6.5%
Auto Parts & Equipment	6.2%
Insurance	5.1%
Engineering & Construction	4.5%
Retail	4.3%
Distribution/Wholesale	3.7%
Machinery – Diversified	3.5%
Beverages	3.5%
Electronics	3.4%
Cosmetics/Personal Care	2.9%
Hand/Machine Tools	2.3%
Banks	2.3%
Computers	2.2%
Entertainment	2.1%
Electric	1.9%
REITs	1.9%
Leisure Time	1.6%
Chemicals	1.3%
Food	1.0%
Diversified Financial Services	0.7%

100.0%

COMMONWEALTH GLOBAL FUND
Country or	Percent of Total
Security Type	Investments

United States	34.8%
Switzerland	11.5%
United Kingdom	9.5%
Short-Term Investments	8.0%
France	4.9%
Israel	3.8%
Preferred Stocks	3.5%
Bermuda	3.3%
Canada	3.1%
Mexico	2.9%
Guernsey	2.4%
Germany	2.4%
Netherlands	2.2%
Japan	2.1%
Spain	1.8%
Brazil	1.2%
South Africa	1.1%
Singapore	0.7%
South Korea	0.6%
Call Options	0.2%

100.0%

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

PORTFOLIO COMPOSITION – October 31, 2013* (Unaudited)

COMMONWEALTH REAL ESTATE SECURITIES FUND
Industry or	Percent of Total
Security Type	Investments

REITS-Office Property	12.4%
Building Materials	10.9%
Lodging	10.9%
REITS-Hotels	9.2%
REITS-Apartments	8.6%
Real Estate	8.3%
Telecommunications	5.5%
REITS-Storage	5.1%
Home Builders	5.0%
REITS-Diversified	4.3%
REITS-Shopping Centers	3.9%
Retail	2.9%
Engineering & Construction	2.8%
REITS-Warehouse/Industries	2.3%
Exchange Traded Funds	2.2%
REITS-Health Care	1.9%
Savings & Loans	1.9%
REITS-Single Tenant	1.6%
Short-Term Investments	0.4%

100.0%
* Portfolio composition is subject to change.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

SCHEDULES OF INVESTMENTS – October 31, 2013

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

	Shares	Value

AUSTRALIA (20.4%)
COMMON STOCKS (19.4%)
CHEMICALS (1.1%)
Nufarm, Ltd.	55,308	$255,630

COMMERCIAL SERVICES (0.4%)
Silver Chef, Ltd.	2,146	16,612
Slater & Gordon, Ltd.	20,208	73,918

		90,530

DIVERSIFIED FINANCIAL SERVICES (0.3%)
FlexiGroup, Ltd.	15,000	66,635

ELECTRIC (2.5%)
AGL Energy, Ltd.	34,025	502,978
ERM Power, Ltd.	30,634	82,521

		585,499

HEALTHCARE-PRODUCTS (0.9%)
Cochlear, Ltd.	4,000	222,684

HEALTHCARE-SERVICES (1.7%)
Sonic Healthcare, Ltd.	26,324	401,578

INSURANCE (2.3%)
QBE Insurance Group, Ltd.	38,954	544,914

MINING (3.3%)
Orica, Ltd.	13,622	271,281
OZ Minerals, Ltd.	30,866	105,609
PanAust, Ltd.	216,232	412,844

		789,734

OIL & GAS (2.7%)
Santos, Ltd.	28,828	413,347
Woodside Petroleum, Ltd.	6,518	239,157

		652,504

RETAIL (2.0%)
Wesfarmers, Ltd.	11,874	482,255

TRANSPORTATION (2.2%)
Asciano Group	93,333	513,420

TOTAL COMMON STOCKS
(Cost $3,862,001)		4,605,383

	Principal

CORPORATE BONDS (1.0%)
CBA Capital Australia, Ltd., 3.43%,
4/15/15 (1) (2) (3)	NZ$300,000	242,215

TOTAL CORPORATE BONDS
(Cost $201,986)		242,215

TOTAL AUSTRALIA
(Cost $4,063,987)		4,847,598

	Shares

NEW ZEALAND (77.5%)
COMMON STOCKS (72.7%)
COAL (0.0%)
Pike River Coal, Ltd. (4) (5)	1,145,295	—

COMMERCIAL SERVICES (17.4%)
Guinness Peat Group PLC (5)	495,906	241,666
Mowbray Collectables, Ltd. (4) (6)	821,593	339,305
Northland Port Corp. (NZ), Ltd.	81,425	191,675
Port of Tauranga, Ltd.	50,000	569,918
South Port New Zealand, Ltd.	1,027,930	2,801,825

		4,144,389

DIVERSIFIED FINANCIAL SERVICES (3.7%)
Heartland New Zealand, Ltd.	1,252,765	869,185

ELECTRIC (5.1%)
Contact Energy, Ltd.	90,000	390,270
Infratil, Ltd.	216,613	447,289
TrustPower, Ltd.	65,000	370,447

		1,208,006

ELECTRICAL COMPONENTS & EQUIPMENT (2.8%)
Cavotec SA	130,250	669,330

FOOD (0.3%)
Sanford, Ltd.	20,000	75,493

HEALTHCARE-PRODUCTS (1.1%)
Ebos Group, Ltd.	33,389	267,509

HEALTHCARE-SERVICES (11.6%)
Metlifecare, Ltd.	171,484	577,893
Ryman Healthcare, Ltd.	350,000	2,182,621

		2,760,514

HOME FURNISHINGS (3.8%)
Scott Technology, Ltd. (4)	497,396	903,833

MEDIA (3.4%)
Sky Network Television, Ltd.	159,745	818,055

OIL & GAS (4.7%)
New Zealand Oil & Gas, Ltd.	962,531	667,817
New Zealand Refining Co., Ltd./The	235,157	437,023

		1,104,840

REITS (3.9%)
Goodman Property Trust	376,216	320,065
Vital Healthcare Property Trust	572,941	610,468

		930,533

RETAIL (5.0%)
Briscoe Group, Ltd.	183,520	360,765
Colonial Motor Co., Ltd. (4)	199,565	815,930

		1,176,695

See accompanying notes to financial statements.

19

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

SCHEDULES OF INVESTMENTS – October 31, 2013

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

	Shares	Value

NEW ZEALAND (77.5%) - Continued
COMMON STOCKS (72.7%) - Continued
TELECOMMUNICATIONS (5.6%)
Chorus, Ltd.	226,311	$495,353
TeamTalk, Ltd.	415,473	830,466

		1,325,819

TRANSPORTATION (4.3%)
Freightways, Ltd.	173,540	626,390
Mainfreight, Ltd.	40,000	383,249

		1,009,639

TOTAL COMMON STOCKS (Cost $11,660,666)		17,263,840

PREFERRED STOCKS (2.7%)
INVESTMENT COMPANIES (2.7%)
ASB Capital, Ltd., 3.68% (1) (2)	954,218	639,981

TOTAL PREFERRED STOCKS (Cost $686,799)		639,981

	Principal

CORPORATE BONDS (2.1%)
Credit Agricole SA, 5.04%, 12/29/49 (1) (2) (3)	NZ$890,000	507,228

TOTAL CORPORATE BONDS (Cost $463,084)		507,228

TOTAL NEW ZEALAND (Cost $12,810,549)		18,411,049

	Shares

SHORT-TERM INVESTMENTS (0.0%)
Federated Government Obligations Fund, 0.01% (7)	6,088	6,088

TOTAL SHORT-TERM INVESTMENTS (Cost $6,088)		6,088

TOTAL INVESTMENTS (97.9%) (Cost $16,880,624)		23,264,735
OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)		501,620

NET ASSETS (100.0%)		$23,766,355

(1)	Variable, Floating, or Step Rate Security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2013.
(2)	Callable.
(3)	Principal amount shown is in New Zealand Dollars (NZ$); value shown in U.S. Dollars.
(4)	Security is being fair valued in accordance with the Trust’s fair valuation policies.
(5)	Non-income producing.
(6)	Affiliated Issuer. See Note 5 of the Notes to Financial Statements.
(7)	Rate disclosed is the seven day yield as of October 31, 2013.
PLC — Public Limited Company

See accompanying notes to financial statements.

20

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

SCHEDULES OF INVESTMENTS – October 31, 2013

AFRICA FUND

	Shares	Value

COMMON STOCKS (61.1%)
EGYPT (3.2%)
Global Telecom Holding GDR (1)	20,000	$67,600

GUERNSEY (0.4%)
Agriterra, Ltd. (1)	210,000	7,811

SOUTH AFRICA (55.0%)
African Bank Investments, Ltd.	10,145	17,180
Anglo American Platinum, Ltd. (1)	800	32,365
AngloGold Ashanti, Ltd. ADR	1,000	15,100
Astral Foods, Ltd.	4,000	40,244
Barloworld, Ltd.	3,300	29,585
Bidvest Group, Ltd.	1,400	37,335
Capitec Bank Holdings, Ltd.	2,850	60,754
Clientele, Ltd.	25,000	32,624
Coronation Fund Managers, Ltd.	6,500	53,029
Discovery Holdings, Ltd.	9,000	76,204
FirstRand, Ltd.	9,800	35,144
Gold Fields, Ltd. ADR	5,000	23,000
Grindrod, Ltd.	35,000	84,198
Howden Africa Holdings, Ltd.	11,000	44,926
Imperial Holdings, Ltd. ADR	1,200	25,716
Invicta Holdings, Ltd.	3,000	29,854
JD Group, Ltd.	9,200	28,318
Kagiso Media, Ltd.	16,000	44,228
MTN Group, Ltd. ADR	2,600	51,636
Nedbank Group, Ltd.	2,000	43,432
Pinnacle Technology Holdings, Ltd.	15,000	36,698
PSG Group, Ltd.	5,200	42,734
RCL Foods, Ltd. (1)	18,000	30,661
Sasol, Ltd. ADR	1,600	81,632
Shoprite Holdings, Ltd. ADR	900	33,147
Standard Bank Group, Ltd. ADR	2,800	35,784
Steinhoff International Holdings, Ltd.	13,222	51,116
Wilson Bayly Holmes-Ovcon, Ltd.	2,200	38,568

		1,155,212

UNITED KINGDOM (2.5%)
SABMiller PLC ADR	500	26,125
Tullow Oil PLC ADR	3,500	26,250

		52,375

TOTAL COMMON STOCKS (Cost $1,250,466)		1,282,998

EXCHANGE TRADED FUNDS (26.7%)
Global X Nigeria Index ETF (1)	3,500	53,095
iShares MSCI South Africa Index Fund	3,700	242,794
Market Vectors Africa Index ETF	8,340	263,127

TOTAL EXCHANGE TRADED FUNDS (Cost $533,633)		559,016

	Principal

SOVEREIGN BONDS (1.0%)
SOUTH AFRICA (1.0%)
South Africa Government Bond, 8.00%, 12/21/18 (2)	R200,000	20,939

TOTAL SOVEREIGN BONDS (Cost $26,551)		20,939

	Shares

SHORT-TERM INVESTMENTS (10.4%)
Federated Government Obligations Fund, 0.01% (3)	218,104	218,104

TOTAL SHORT-TERM INVESTMENTS (Cost $218,104)		218,104

TOTAL INVESTMENTS (99.2%) (Cost $2,028,754)		2,081,057
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)		17,701

NET ASSETS (100.0%)		$2,098,758

(1)	Non-income producing.
(2)	Principal amount shown in South African Rand; value shown in U.S. Dollars.
(3)	Rate disclosed is the seven day yield as of October 31, 2013.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
PLC — Public Limited Company

See accompanying notes to financial statements.

21

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

SCHEDULES OF INVESTMENTS – October 31, 2013

COMMONWEALTH JAPAN FUND

	Shares	Value

COMMON STOCKS (92.6%)
AUTO PARTS & EQUIPMENT (6.2%)
NGK Spark Plug Co., Ltd.	6,000	$136,378
Sumitomo Rubber Industries, Ltd.	10,000	138,513

		274,891

BANKS (2.3%)
Mizuho Financial Group, Inc.	30,000	62,545
Nishi-Nippon City Bank, Ltd.	15,000	40,425

		102,970

BEVERAGES (3.5%)
Coca-Cola West Co., Ltd.	4,000	80,993
Kirin Holdings Co., Ltd.	5,000	72,816

		153,809

CHEMICALS (1.3%)
JSR Corp.	3,000	56,809

COMPUTERS (2.2%)
INES Corp.	5,000	33,052
Otsuka Corp.	500	64,731

		97,783

COSMETICS/PERSONAL CARE (2.9%)
Unicharm Corp.	2,000	127,937

DISTRIBUTION/WHOLESALE (3.7%)
Marubeni Corp.	16,000	124,804
Yamae Hisano Co., Ltd.	4,000	38,442

		163,246

DIVERSIFIED FINANCIAL SERVICES (0.7%)
Kyushu Leasing Service Co., Ltd. (3)	13,000	31,201

ELECTRIC (1.9%)
Tohoku Electric Power Co., Inc. (1)	7,000	84,359

ELECTRONICS (3.4%)
Hamamatsu Photonics K.K.	1,500	55,985
Hoya Corp.	4,000	95,718

		151,703

ENGINEERING & CONSTRUCTION (4.5%)
Kajima Corp.	33,000	139,276
Taihei Dengyo Kaisha, Ltd.	6,000	42,164
Takada Corp. (1)	6,000	16,658

		198,098

ENTERTAINMENT (2.1%)
Sankyo Co., Ltd.	2,000	94,783

FOOD (1.0%)
Maxvalu Kyushu Co., Ltd.	3,000	44,178

HAND/MACHINE TOOLS (2.3%)
Meidensha Corp.	28,000	104,221

HEALTHCARE-PRODUCTS (7.2%)
Asahi Intecc Co., Ltd.	3,000	201,058
Terumo Corp.	2,500	120,512

		321,570

INSURANCE (5.1%)
Dai-ichi Life Insurance Co., Ltd.	11,000	156,168
T & D Holdings, Inc.	6,000	71,697

		227,865

LEISURE TIME (1.6%)
Shimano, Inc.	800	69,969

MACHINERY-DIVERSIFIED (3.5%)
Fanuc, Ltd.	700	111,909
Torishima Pump Manufacturing Co., Ltd.	5,000	44,340

		156,249

REAL ESTATE (6.4%)
Mitsui Fudosan Co., Ltd.	3,000	98,698
Sumitomo Realty & Development Co., Ltd.	4,000	188,142

		286,840

REITS (1.9%)
Fukuoka REIT Corp.	10	82,477

RETAIL (4.2%)
Sugi Holdings Co., Ltd.	2,500	104,368
TOTAL MEDICAL SERVICE Co., Ltd.	2,600	84,613

		188,981

See accompanying notes to financial statements.

22

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

SCHEDULES OF INVESTMENTS – October 31, 2013

COMMONWEALTH JAPAN FUND

	Shares	Value

COMMON STOCKS (92.6%) - Continued
TRANSPORTATION (24.7%)
Daiichi Koutsu Sangyo Co., Ltd.	2,500	$20,975
East Japan Railway Co.	1,500	129,818
Hankyu Hanshin Holdings, Inc.	22,000	123,055
Kawasaki Kisen Kaisha, Ltd.	30,000	68,341
Keikyu Corp.	13,000	122,028
Keio Corp.	18,000	124,296
Kintetsu World Express, Inc.	2,000	76,070
Mitsui OSK Lines, Ltd. (1)	18,000	75,786
Nippon Express Co., Ltd.	15,000	75,053
Nishi-Nippon Railroad Co., Ltd.	10,000	38,239
Tobu Railway Co., Ltd.	18,000	92,993
Yamato Holdings Co., Ltd.	7,000	149,924

		1,096,578

TOTAL COMMON STOCKS (Cost $2,807,700)		4,116,517

SHORT-TERM INVESTMENTS (7.2%)
Federated Government Obligations Fund, 0.01% (2)	320,205	320,205

TOTAL SHORT-TERM INVESTMENTS (Cost $320,205)		320,205

TOTAL INVESTMENTS (99.8%) (Cost $3,127,905)		4,436,722
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		7,327

NET ASSETS (100.0%)		$4,444,049

(1)	Non-income producing.
(2)	Rate disclosed is the seven day yield as of October 31, 2013.
(3)	Security is being fair valued in accordance with the Trust’s fair valuation policies.
REIT — Real Estate Investment Trusts

See accompanying notes to financial statements.

23

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

SCHEDULES OF INVESTMENTS – October 31, 2013

COMMONWEALTH GLOBAL FUND

	Shares	Value

COMMON STOCKS (88.9%)
BERMUDA (3.3%)
Bunge, Ltd.	6,500	$533,845

BRAZIL (1.2%)
Vale SA ADR	12,000	192,120

CANADA (3.1%)
Enbridge, Inc.	5,000	216,950
InterOil Corp. (1)	4,000	277,800

		494,750

FRANCE (4.9%)
Arkema SA ADR	4,130	468,755
Total SA ADR	5,200	318,136

		786,891

GERMANY (2.4%)
Siemens AG ADR	3,000	384,030

GUERNSEY (2.4%)
Amdocs, Ltd.	10,000	384,500

ISRAEL (3.9%)
NICE Systems, Ltd. ADR	10,000	391,800
Teva Pharmaceutical Industries, Ltd. ADR	6,000	222,540

		614,340

JAPAN (2.1%)
Nidec Corp. ADR	14,000	341,320

MEXICO (2.9%)
Grupo Televisa SA ADR	15,000	456,600

NETHERLANDS (2.2%)
Unilever NV	9,000	357,480

SINGAPORE (0.7%)
DBS Group Holdings, Ltd. ADR	2,000	108,000

SOUTH AFRICA (1.2%)
Shoprite Holdings, Ltd. ADR	5,000	184,150

SOUTH KOREA (0.7%)
POSCO ADR	1,400	104,244

SPAIN (1.8%)
Banco Santander SA ADR	32,631	290,742

SWITZERLAND (11.5%)
Nestle SA ADR	7,750	561,178
Pentair, Inc.	10,760	721,888
Roche Holding AG ADR	8,000	554,720

		1,837,786

UNITED KINGDOM (9.6%)
BG Group PLC ADR	10,000	204,600
Centrica PLC ADR	7,000	159,600
Diageo PLC ADR	2,000	255,180
InterContinental Hotels Group PLC ADR	9,333	273,924
Old Mutual PLC ADR	13,125	343,822
Vodafone Group PLC ADR	7,875	289,958

		1,527,084

UNITED STATES (35.0%)
AECOM Technology Corp. (1)	10,000	317,800
AGCO Corp.	5,000	291,900
Chemed Corp.	4,200	284,844
Conmed Corp.	15,720	570,164
DENTSPLY International, Inc.	8,700	409,770
Huntington Bancshares, Inc.	20,000	176,000
Integrated Silicon Solution, Inc. (1)	22,000	237,160
ITC Holdings Corp.	2,000	201,180
Johnson Controls, Inc.	6,000	276,900
KVH Industries, Inc. (1)	30,000	412,200
LifePoint Hospitals, Inc. (1)	4,500	232,380
Miller Industries, Inc.	14,000	262,360
National Oilwell Varco, Inc.	3,000	243,540
New York Community Bancorp, Inc.	10,000	162,100
Norfolk Southern Corp.	4,000	344,080
Northwest Natural Gas Co.	5,000	217,150
Starwood Hotels & Resorts Worldwide, Inc.	5,000	368,100
Tenneco, Inc. (1)	6,000	318,420
Ultra Petroleum Corp. (1)	5,000	91,800
Wells Fargo & Co.	4,000	170,760

		5,588,608

TOTAL COMMON STOCKS (Cost $9,058,874)		14,186,490

See accompanying notes to financial statements.

24

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

SCHEDULES OF INVESTMENTS – October 31, 2013

COMMONWEALTH GLOBAL FUND

	Shares	Value

PREFERRED STOCKS (3.5%)
UNITED STATES (3.5%)
HSBC USA, Inc., Series F, 3.50%, Callable 12/2/13 (2) (3)	18,000	$351,720
HSBC USA, Inc., Series G, 4.00%, Callable 12/2/13 (2) (3)	10,000	208,000

TOTAL PREFERRED STOCKS (Cost $467,195)		559,720

	Contracts

CALL OPTION (0.2%)
UNITED STATES (0.2%)
eBay, Inc., Strike Price: $45.00, Expiration 1/18/2014 (1)	40	32,320

TOTAL CALL OPTIONS (Premium $27,080)		32,320

	Shares

SHORT-TERM INVESTMENTS (8.0%)
Federated Government Obligations Fund, 0.01% (4)	1,283,110	1,283,110

TOTAL SHORT-TERM INVESTMENTS (Cost $1,283,110)		1,283,110

TOTAL INVESTMENTS (100.6%) (Cost $10,836,259)		16,061,640
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%)		(102,612)

NET ASSETS (100.0%)		$15,959,028

(1)	Non-income producing.
(2)	Callable.
(3)	Variable, Floating, or Step Rate Security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2013.
(4)	Rate disclosed is the seven day yield as of October 31, 2013.
ADR — American Depositary Receipt
PLC — Public Limited Company

See accompanying notes to financial statements.

25

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

SCHEDULES OF INVESTMENTS – October 31, 2013

COMMONWEALTH REAL ESTATE SECURITIES FUND

	Shares	Value

COMMON STOCKS (98.1%)
BUILDING MATERIALS (11.0%)
Cemex SAB de CV ADR (1)	24,598	$260,247
CRH PLC ADR	3,000	73,440
James Hardie Industries NV – ADR	8,000	416,640
Lafarge SA ADR	5,000	86,400
PPC, Ltd. ADR	12,500	78,750

		915,477

ENGINEERING & CONSTRUCTION (2.9%)
Grupo Aeroportuario del Sureste SAB de CV ADR	1,300	154,713
Kajima Corp. ADR	2,000	84,599

		239,312

HOME BUILDERS (5.0%)
China Housing & Land Development, Inc. (1)	40,000	107,600
Desarrolladora Homex SAB de CV ADR (1)	13,000	17,160
MDC Holdings, Inc.	5,000	145,950
Toll Brothers, Inc. (1)	4,500	147,960

		418,670

LODGING (10.9%)
Home Inns & Hotels Management, Inc. ADR (1)	8,500	296,140
InterContinental Hotels Group PLC ADR	5,866	172,167
Marriott International, Inc., Class A	5,035	226,978
Ryman Hospitality Properties	5,924	218,655

		913,940

REAL ESTATE (8.4%)
Alto Palermo SA ADR	11,500	264,500
Gafisa SA ADR (1)	12,000	32,280
IRSA Inversiones y Representaciones SA ADR	6,000	68,700
WP Carey & Co., LLC	5,000	333,050

		698,530

REITS-APARTMENTS (8.6%)
AvalonBay Communities, Inc.	1,347	168,442
Campus Crest Communities, Inc.	11,000	110,110
Equity Residential	5,700	298,452
Essex Property Trust, Inc.	900	144,900

		721,904

REITS-DIVERSIFIED (4.3%)
Vornado Realty Trust	2,307	205,462
Washington Real Estate Investment Trust	6,000	157,260

		362,722

REITS-HEALTH CARE (1.9%)
Health Care REIT, Inc.	2,500	162,125

REITS-HOTELS (9.3%)
Host Hotels & Resorts, Inc.	15,317	284,130
LaSalle Hotel Properties	11,000	341,550
Pebblebrook Hotel Trust	5,000	151,000

		776,680

REITS-OFFICE PROPERTY (12.5%)
Alexandria Real Estate Equities, Inc.	2,000	131,560
BioMed Realty Trust, Inc.	6,000	119,520
Boston Properties, Inc.	2,500	258,750
Corporate Office Properties Trust SBI MD	4,000	98,400
Douglas Emmett, Inc.	6,000	149,580
SL Green Realty Corp.	3,000	283,710

		1,041,520

REITS-SHOPPING CENTERS (3.9%)
Acadia Realty Trust	4,985	132,950
Saul Centers, Inc.	4,100	192,700

		325,650

REITS-SINGLE TENANT (1.6%)
National Retail Properties, Inc.	4,000	137,600

REITS-STORAGE (5.2%)
Extra Space Storage, Inc.	9,400	432,306

REITS-WAREHOUSE/INDUSTRIES (2.3%)
EastGroup Properties, Inc.	3,000	190,980

RETAIL (2.9%)
Kingfisher PLC ADR	20,000	242,400

SAVINGS & LOANS (1.9%)
Harleysville Savings Financial Corp.	8,675	159,186

See accompanying notes to financial statements.

26

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

SCHEDULES OF INVESTMENTS – October 31, 2013

COMMONWEALTH REAL ESTATE SECURITIES FUND

	Shares	Value

COMMON STOCKS (98.1%) - Continued
TELECOMMUNICATIONS (5.5%)
American Tower Corp., Class A	2,500	$198,375
SBA Communications Corp., Class A (1)	3,000	262,410

		460,785

TOTAL COMMON STOCKS (Cost $6,208,259)		8,199,787

EXCHANGE TRADED FUNDS (2.2%)
Guggenheim China Real Estate ETF	8,500	183,600

TOTAL EXCHANGE TRADED FUNDS (Cost $144,153)		183,600

SHORT-TERM INVESTMENTS (0.4%)
Federated Government Obligations Fund, 0.01% (2)	37,043	37,043

TOTAL SHORT-TERM INVESTMENTS (Cost $37,043)		37,043

TOTAL INVESTMENTS (100.7%) (Cost $6,389,455)		8,420,430
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)		(58,519)

NET ASSETS (100.0%)		$8,361,911

(1) Non-income producing.
(2) Rate disclosed is the seven day yield as of October 31, 2013.
ADR — American Depositary Receipt
PLC — Public Limited Company
REIT — Real Estate Investment Trusts

See accompanying notes to financial statements.

27

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

STATEMENTS OF ASSETS AND LIABILITIES – October 31, 2013

	Commonwealth				Commonwealth
	Australia/New		Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

ASSETS:
Investments in unaffiliated issuers, at value (Cost $16,122,306, $2,028,754, $3,127,905, $10,836,259 and $6,389,455)	$22,925,430	$2,081,057	$4,436,722	$16,061,640	$8,420,430
Investments in affiliated issuers, at value (Cost $758,318, $0, $0, $0 and $0)	339,305	—	—	—	—

Total Investments, at value (Cost $16,880,624, $2,028,754, $3,127,905, $10,836,259 and $6,389,455)	23,264,735	2,081,057	4,436,722	16,061,640	8,420,430
Foreign currency, at value (Cost $460,210, $16,173, $0, $0 and $0)	455,621	14,857	—	—	—
Interest and dividends receivable	139,458	582	18,627	48,074	4,527
Receivable for shares of beneficial interest issued	600	600	600	600	600
Due from advisor	—	7,038	—	—	—
Prepaid expenses	30,806	7,446	13,871	27,822	15,457

Total Assets	23,891,220	2,111,580	4,469,820	16,138,136	8,441,014

LIABILITIES:
Payable for options written (Premiums received $0, $0, $0, $99,988 and $36,689)	—	—	—	96,030	35,950
Payable for shares of beneficial interest redeemed	5,723	—	—	—	—
Accrued expenses and other payables:
Management fees	15,951	—	2,679	9,985	5,298
Administration	14,395	1,185	2,397	8,891	4,728
Distribution	10,235	844	1,777	17,426	6,708
Accounting and transfer agent	13,733	5,435	7,953	7,644	5,553
Trustee	9,339	768	1,555	5,769	3,068
Compliance	3,467	285	641	2,245	1,196
Custodian	4,187	387	840	1,707	962
Other	47,835	3,918	7,929	29,411	15,640

Total Liabilities	124,865	12,822	25,771	179,108	79,103

NET ASSETS	$23,766,355	$2,098,758	$4,444,049	$15,959,028	$8,361,911

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:(a)
(1,793,659, 202,237, 1,444,571, 938,744 and 666,164, shares of beneficial interest outstanding, respectively.)	$13.25	$10.38	$3.08	$17.00	$12.55

NET ASSETS CONSIST OF:
Paid-in-beneficial interest	$16,639,343	$2,026,949	$4,017,748	$10,221,597	$7,177,509
Accumulated net investment income (loss)	339,703	27,914	(116,555)	(90,445)	(70,834)
Accumulated net realized gains (losses) from investments, option contracts and foreign currency transactions	407,498	(7,088)	(765,972)	598,537	(776,478)
Net unrealized appreciation on investments, option contracts and foreign currency translations	6,379,811	50,983	1,308,828	5,229,339	2,031,714

NET ASSETS	$23,766,355	$2,098,758	$4,444,049	$15,959,028	$8,361,911

(a)	Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 14 calendar days of their purchase. See Note 3 in the Notes to the Financial Statements. Par value $0.01, unlimited shares authorized.

See accompanying notes to financial statements.

28

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

STATEMENTS OF OPERATIONS – Year Ended October 31, 2013

	Commonwealth				Commonwealth
	Australia/		Commonwealth	Commonwealth	Real Estate
	New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

INVESTMENT INCOME:
Interest income	$68,385	$1,798	$20	$88	$4,824
Dividend income, unaffiliated issuers	1,218,828	43,355	63,255	353,565	256,562
Dividend income, affiliated issuers	15,397	—	—	—	—
Foreign tax withholding	(159,087)	(3,980)	(4,332)	(15,027)	(523)

Total Investment Income	1,143,523	41,173	58,943	338,626	260,863

EXPENSES:
Management fees (Note 4)	180,333	22,542	32,414	109,849	62,160
Legal fees	53,693	3,918	9,695	33,639	18,584
Administration fees	171,532	12,857	30,662	104,101	58,940
Accounting and transfer agent fees	87,927	30,951	53,190	45,907	34,716
Distribution fees	60,111	4,508	10,805	36,616	20,720
Custodian fees	15,110	1,560	3,024	4,253	2,606
Miscellaneous fees	15,966	2,959	5,756	9,654	5,534
Audit fees	30,752	2,531	5,120	18,996	10,101
Trustee fees and expenses	37,467	3,016	6,534	22,515	12,467
Consulting services fees	2,716	203	490	1,654	937
Compliance fees	48,860	3,695	8,885	29,801	16,883
Insurance fees	19,413	1,177	3,622	12,061	6,928
State registration and filing fees	17,547	18,873	16,754	17,706	19,374
Printing and postage fees	20,605	2,018	3,154	11,319	6,251
Interest expense	79	—	146	—	—

Total Expenses	762,111	110,808	190,251	458,071	276,201

Waiver of fees and reimbursement of expenses (Note 4)	—	(110,808)	—	—	—

Net expenses	762,111	—	190,251	458,071	276,201

Net Investment Income (Loss)	381,412	41,173	(131,308)	(119,445)	(15,338)

REALIZED/UNREALIZED GAIN ON INVESTMENTS, OPTION CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on investments, unaffiliated issuers	622,218	(7,088)	38,711	584,130	25,646
Net realized gain (loss) from option contracts	—	—	(12,976)	34,753	43,426
Net realized gain from rights	4,491	—	—	—	—
Net realized gain (loss) on foreign currency transactions	(30,983)	1,740	(17,147)	—	—
Net change in unrealized appreciation/depreciation on:
Investments, unaffiliated issuers	1,573,515	24,270	874,923	2,216,182	805,741
Investments, affiliated issuers	35,249	—	—	—	—
Option contracts	—	—	22,225	9,198	26,729
Rights	—	(1,232)	—	—	—
Foreign currency translations	1,017	(2,374)	628	—	—

Net realized/unrealized gain from investments, option contracts, rights and foreign currency translations	2,205,507	15,316	906,364	2,844,263	901,542

Net Increase In Net Assets Resulting From Operations	$2,586,919	$56,489	$775,056	$2,724,818	$886,204

See accompanying notes to financial statements.

29

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth
	Australia/New Zealand Fund		Africa Fund

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012(a)

OPERATIONS:
Net investment income (loss)	$381,412	$262,838	$41,173	$10,377
Net realized gain (loss) from investments	622,218	879,348	(7,088)	—
Net realized gain (loss) from option contracts	—	—	—	—
Net realized gain from rights	4,491	17,003	—	—
Net realized gain (loss) from foreign currency transactions	(30,983)	(2,300)	1,740	(5,517)
Net change in unrealized appreciation (depreciation) on investments, option contracts, rights and foreign currency translations	1,609,781	1,497,953	20,664	30,319

Change in net assets resulting from operations	2,586,919	2,654,842	56,489	35,179

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(310,746)	(231,695)	(23,882)	—
Net realized gains	—	—	—	—

Change in net assets from distributions	(310,746)	(231,695)	(23,882)	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	5,593,414	3,723,251	1,010,351	1,373,853
Dividends reinvested	293,827	218,231	23,784	—
Cost of shares redeemed	(6,744,671)	(5,429,542)	(324,033)	(52,993)
Redemption fees	259	27	10	—

Change in net assets resulting from shares of beneficial interest transactions	(857,171)	(1,488,033)	710,112	1,320,860

Change in net assets	1,419,002	935,114	742,719	1,356,039
NET ASSETS:
Beginning of period	22,347,353	21,412,239	1,356,039	—

End of period	$23,766,355	$22,347,353	$2,098,758	$1,356,039

Accumulated net investment income (loss)	$339,703	$263,831	$27,914	$8,883

SHARE TRANSACTIONS:
Issued	441,193	347,614	99,797	138,021
Reinvested	23,811	22,110	2,267	—
Redeemed	(525,991)	(505,576)	(32,362)	(5,486)

Change in shares	(60,987)	(135,852)	69,702	132,535

(a)	Reflects operations for the period from November 7, 2011 (inception date) to October 31, 2012.

See accompanying notes to financial statements.

30

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

STATEMENTS OF CHANGES IN NET ASSETS

Commonwealth		Commonwealth		Commonwealth
Japan Fund		Global Fund		Real Estate Securities Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

$(131,308)	$(115,774)	$(119,445)	$(112,945)	$(15,338)	$(91,397)
38,711	123,173	584,130	(19,297)	25,646	(132,284)
(12,976)	(38,716)	34,753	—	43,426	—
—	—	—	—	—	—
(17,147)	7,014	—	—	—	—

897,776	(210,489)	2,225,380	577,629	832,470	1,346,246

775,056	(234,792)	2,724,818	445,387	886,204	1,122,565

—	—	—	—	—	—
—	—	—	(1,332,683)	—	—

—	—	—	(1,332,683)	—	—

2,350,149	1,092,483	1,226,946	916,081	891,528	278,311
—	—	—	1,305,051	—	—
(2,698,114)	(634,582)	(1,304,026)	(1,307,983)	(1,239,436)	(871,009)
3	18	4	10	26	11

(347,962)	457,919	(77,076)	913,159	(347,882)	(592,687)

427,094	223,127	2,647,742	25,863	538,322	529,878

4,016,955	3,793,828	13,311,286	13,285,423	7,823,589	7,293,711

$4,444,049	$4,016,955	$15,959,028	$13,311,286	$8,361,911	$7,823,589

$(116,555)	$(93,196)	$(90,445)	$(71,600)	$(70,834)	$(73,336)

824,264	417,917	80,691	65,767	74,384	26,926
—	—	—	98,607	—	—
(961,246)	(241,723)	(84,299)	(93,537)	(102,417)	(83,159)

(136,982)	176,194	(3,608)	70,837	(28,033)	(56,233)

See accompanying notes to financial statements.

31

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

FINANCIAL HIGHLIGHTS

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

Selected data for a share outstanding throughout each of the years indicated:

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Net Asset Value, Beginning of Year	$12.05	$10.76	$10.74	$9.84	$10.87

Change in net assets from operations:
Net investment income	0.21	0.14	0.12	0.08	0.08 (a)
Net realized and unrealized gain from investments	1.15	1.27	0.07 (b)	0.82	1.95

Total from investment activities	1.36	1.41	0.19	0.90	2.03

Distributions
Net investment income	(0.16)	(0.12)	(0.17)	—	(1.80)
Net realized gains	—	—	—	—	(1.26)

Total distributions	(0.16)	(0.12)	(0.17)	—	(3.06)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Year	$13.25	$12.05	$10.76	$10.74	$9.84

Total return	11.40%	13.31%	1.85%	9.15%	29.09%

Net assets at end of year (000’s)	$23,766	$22,347	$21,412	$24,975	$28,975
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.17%	3.32%	3.08%	3.24%	3.59%
Ratio of net investment income to average net assets	1.59%	1.26%	1.20%	1.05%	0.95%
Portfolio turnover rate	18%	8%	22%	12%	34%

(a)	Calculated using the average shares method.
(b)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.
(c)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

32

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

FINANCIAL HIGHLIGHTS

AFRICA FUND

Selected data for a share outstanding throughout each of the periods indicated:

	For the year
	ended		For the period
	10/31/13		ended 10/31/12(a)

Net Asset Value, Beginning of Period	$10.23		$10.00

Change in net assets from operations:
Net investment income	0.22		0.08
Net realized and unrealized gain from investments	0.09		0.15

Total from investment activities	0.31		0.23

Distributions
Net investment income	(0.16)		—

Total distributions	(0.16)		—

Redemption fees	—	(b)	—

Net Asset Value, End of Period	$10.38		$10.23

Total return	3.02%		2.30	%(c)

Net assets at end of year (000’s)	$2,099		$1,356
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	—	%(d)	0.70	%(e)(f)
Ratio of gross expenses before reimbursement	6.13%		8.32	%(e)
Ratio of net investment income to average net assets	2.28%		1.32	%(e)
Portfolio turnover rate	7%		—	%(c)
(a)	Reflects operations for the period from November 7, 2011 (inception date) to October 31, 2012.
(b)	Value is less than $0.005 per share.
(c)	Not annualized for periods less than one year.
(d)
The ratio of net expenses are the combined result of $22,542 in contractual waivers representing (1.25)% and $88,266 in voluntary reimbursements representing (4.88)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.

(e)	Annualized for periods less than one year.
(f)
The ratio of net expenses are the combined result of $9,801 in contractual waivers representing (1.25)% and $49,962 in voluntary reimbursements representing (6.37)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.

See accompanying notes to financial statements.

33

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

FINANCIAL HIGHLIGHTS

COMMONWEALTH JAPAN FUND

Selected data for a share outstanding throughout each of the years indicated:

	For the year	For the year	For the year		For the year	For the year
	ended	ended	ended		ended	ended
	10/31/13	10/31/12	10/31/11		10/31/10	10/31/09

Net Asset Value, Beginning of Year	$ 2.54	$ 2.70	$ 2.80		$ 2.69	$ 2.47

Change in net assets from operations:
Net investment loss	(0.10)	(0.07)	(0.09)		(0.07)	(0.06	)(a)
Net realized and unrealized gain (loss) from investments	0.64	(0.09)	(0.01	)(b)	0.18	0.28

Total from investment activities	0.54	(0.16)	(0.10)		0.11	0.22

Redemption fees	— (c)	— (c)	—	(c)	— (c)	—	(c)

Net Asset Value, End of Year	$ 3.08	$ 2.54	$ 2.70		$ 2.80	$ 2.69

Total return	21.26%	(5.93)%	(3.57)%		4.09%	8.91%

Net assets at end of year (000’s)	$4,444	$4,017	$3,794		$4,017	$4,432
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	4.40%	4.84%	3.91%		4.24%	4.56%
Ratio of net investment loss to average net assets	(3.03)%	(3.01)%	(2.52)%		(2.45)%	(2.58)%
Portfolio turnover rate	23%	20%	62%		10%	30%
(a)	Calculated using the average shares method.
(b)
The amount of net loss from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.

(c)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

34

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

FINANCIAL HIGHLIGHTS

COMMONWEALTH GLOBAL FUND

Selected data for a share outstanding throughout each of the years indicated:

	For the year	For the year	For the year		For the year	For the year
	ended	ended	ended		ended	ended
	10/31/13	10/31/12	10/31/11		10/31/10	10/31/09

Net Asset Value, Beginning of Year	$ 14.13	$ 15.24	$ 15.44		$ 13.40	$ 11.16

Change in net assets from operations:
Net investment loss	(0.12)	(0.12)	(0.07)		(0.12)	(0.10	)(a)
Net realized and unrealized gain (loss) from investments	2.99	0.54	(0.13	)(b)	2.16	2.34

Total from investment activities	2.87	0.42	(0.20)		2.04	2.24

Net realized gains	—	(1.53)	—		—	—

Total distributions	—	(1.53)	—		—	—

Redemption fees	— (c)	— (c)	—	(c)	— (c)	—	(c)

Net Asset Value, End of Year	$ 17.00	$ 14.13	$ 15.24		$ 15.44	$ 13.40

Total return	20.31%	3.47%	(1.30)%		15.22%	20.07%

Net assets at end of year (000’s)	$15,959	$13,311	$13,285		$16,574	$14,953
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.12%	3.31%	3.05%		3.02%	3.40%
Ratio of net investment loss to average net assets	(0.81)%	(0.85)%	(0.38)%		(0.85)%	(0.92)%
Portfolio turnover rate	14%	11%	18%		10%	12%
(a)	Calculated using the average shares method.
(b)
The amount of net loss from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.

(c)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

35

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

FINANCIAL HIGHLIGHTS

COMMONWEALTH REAL ESTATE SECURITIES FUND

Selected data for a share outstanding throughout each of the years indicated:

	For the year	For the year	For the year		For the year	For the year
	ended	ended	ended		ended	ended
	10/31/13	10/31/12	10/31/11		10/31/10	10/31/09

Net Asset Value, Beginning of Year	$11.27	$ 9.72	$10.09		$ 8.42	$ 7.56

Change in net assets from operations:
Net investment loss	(0.02)	(0.13)	(0.16)		(0.09)	(0.01	)(a)
Net realized and unrealized gain (loss) from investments	1.30	1.68	(0.21	)(b)	1.76	0.87

Total from investment activities	1.28	1.55	(0.37)		1.67	0.86

Redemption fees	— (c)	— (c)	—	(c)	—	—

Net Asset Value, End of Year	$12.55	$11.27	$ 9.72		$10.09	$ 8.42

Total return	11.36%	15.95%	(3.67)%		19.83%	11.38%

Net assets at end of year (000’s)	$8,362	$7,824	$7,294		$9,063	$8,189
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.33%	3.53%	3.29%		3.22%	3.71%
Ratio of net investment loss to average net assets	(0.18)%	(1.20)%	(1.48)%		(0.89)%	(0.11)%
Portfolio turnover rate	4%	5%	7%		21%	5%
(a)	Calculated using the average shares method.
(b)
The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.

(c)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

36

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013

Note 1 - Organization

Commonwealth International Series Trust (the “Trust”) was organized as a Massachusetts business trust on May 8, 1986, and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The Trust currently consists of .ve diversified series: the Commonwealth Australia/New Zealand Fund (the “Australia/New Zealand Fund”), the Africa Fund (the “Africa Fund”), the Commonwealth Japan Fund (the “Japan Fund”), the Commonwealth Global Fund (the “Global Fund”) and the Commonwealth Real Estate Securities Fund (the “Real Estate Securities Fund”) (each a “Fund” and collectively the “Funds”).

Note 2 - Investment Objectives

Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e. Australia/New Zealand, Africa, Japan or Real Estate).

Note 3 - Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of financial statements for the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A) Valuation of Securities  - Each Fund’s assets are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last current bid and ask quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Generally, debt instruments with maturities of less than 60 days (short-term debt) are valued at amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies are valued at net asset value. If Fund management determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby the value of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met. The Australia/New Zealand Fund, Africa Fund and Japan Fund have retained an independent fair value pricing service to assist in the fair valuing of these foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value. In the Australia/New Zealand Fund and Japan Fund, the measure is based on a comparison between the S&P 500 Futures, Tokyo close to NewYork close. In the Africa Fund, the measure is based on a comparison between the S&P 500 Futures, London close to New York close.

B) Fair Value Measurements  - The Funds’ investments have been categorized by tiers dependent upon the various “inputs” used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets.
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).
•	Level 3 - significant unobservable inputs (including management’s own assumptions in determining the fair value of investments).

The Funds have adopted Accounting Standards Update No. 2011-04, Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (’’IFRS’’) which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. Enhanced disclosure is required to detail any transfers into and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reason for the transfers.

37

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013 (Continued)

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, preferred stocks, exchange traded funds and short term investments. Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Investments in other open-end registered investment companies are valued at net asset value. Short term investments may be valued using amortized cost which approximates fair value. Securities traded on inactive markets, valued by reference to similar instruments or whose inputs are observable and timely would be categorized in Level 2 of the fair value hierarchy.

Corporate and Sovereign Bonds. The fair value of corporate bonds may be estimated using recently executed transactions, market price quotations (where observable), bond spreads, and/or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Domestically held corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they would be categorized in Level 3 of the fair value hierarchy.

Written/Purchased options. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are generally categorized in Level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013 (Continued)

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2013:

	Australia/New Zealand Fund

	Level 1	Level 2	Level 3	Total**

Security Type
Common Stocks*	$19,810,155	$2,059,068	$—	$21,869,223
Preferred Stocks*	639,981	—	—	639,981
Corporate Bonds	749,443	—	—	749,443
Short Term Investments	6,088	—	—	6,088

Total	$21,205,667	$2,059,068	$—	$23,264,735

	Africa Fund

	Level 1	Level 2	Level 3	Total**

Security Type
Common Stocks*	$1,282,998	$—	$—	$1,282,998
Exchange Traded Funds	559,016	—	—	559,016
Sovereign Bonds	20,939	—	—	20,939
Short Term Investments	218,104	—	—	218,104

Total	$2,081,057	$—	$—	$2,081,057

	Japan Fund

	Level 1	Level 2	Level 3	Total**

Security Type
Common Stocks*	$4,085,316	$31,201	$—	$4,116,517
Short Term Investments	320,205	—	—	320,205

Total	$4,405,521	$31,201	$—	$4,436,722

	Global Fund

	Level 1	Level 2	Level 3	Total**

Security Type
Common Stocks*	$14,186,490	$—	$—	$14,186,490
Preferred Stocks*	559,720	—	—	559,720
Call Options	32,320	—	—	32,320
Short Term Investments	1,283,110	—	—	1,283,110

Total	$16,061,640	$—	$—	$16,061,640

	Real Estate Securities Fund

	Level 1	Level 2	Level 3	Total**

Security Type
Common Stocks*	$8,115,188	$—	$—	$8,115,188
Engineering & Construction	—	84,599	—	84,599
Exchange Traded Funds	183,600	—	—	183,600
Short Term Investments	37,043	—	—	37,043

Total	$8,335,831	$84,599	$—	$8,420,430

*	All sub-categories within Common Stocks and Preferred Stocks represent Level 1 evaluation status. For a detailed breakout by industry or country, please refer to the Schedules of Investments.
**	There were no Level 3 securities held as of October 31, 2013.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013 (Continued)

The following is a summary of other financial instruments that are derivative instruments not reflected in the Schedules of Investments, such as futures, written options, forwards and swap contracts, which are shown below at the net unrealized appreciation/depreciation on the investments. Please refer to Note 7 — Financial Instruments with Off-Balance Sheet Risk for additional information.

	Unrealized Appreciation on Other Financial Instruments

Fund	Level 1	Level 2	Level 3	Total

Global Fund
Written Options	$—	$3,958	$—	$3,958
Real Estate Securities Fund
Written Options	$—	$739	$—	$739

It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period. As described in Note 3 – Significant Accounting Policies under A) Valuation of Securities, certain equity securities listed or traded on foreign exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met. During the year ended October 31, 2013, there were several instances where these conditions were met, and as a result, foreign securities in the Australia/New Zealand Fund, Africa Fund and the Japan Fund were fair valued. On October 31, 2012 and October 31, 2013, conditions were not met requiring securities to be fair valued and therefore, categorized in Level 1.

The Commonwealth Australia/New Zealand Fund and Commonwealth Japan Fund held certain equity securities at October 31, 2012, which received a last trade price and were categorized as a Level 1. In the absence of trading activity on October 31, 2013, these securities were valued at the last trade price and categorized as Level 2. The Commonwealth Global Fund held an American Depositary Receipt at October 31, 2012. As a result of no trading activity, the 3rd party pricing service provided an evaluated price on October 31, 2012 and the security was categorized as Level 2. On October 31, 2013, the American Depositary Receipt received a last trade price and was categorized as a Level 1. The Commonwealth Real Estate Securities Fund held an American Depositary Receipt at October 31, 2012, which received a last trade price and was categorized as a Level 1. As a result of no trading activity, the 3rd party pricing service provided an evaluated price on October 31, 2013 and the security was categorized as Level 2. The following is a reconciliation of transfers between category levels from October 31, 2012 to October 31, 2013:

	Australia/			Real Estate
	New Zealand Fund	Japan Fund	Global Fund	Securities Fund

Transfers into Level 1	$—	$—	$343,822	$—
Transfers out of Level 1	$(2,059,068)	$(31,201)	$—	$(84,599)

Net Transfers in (out) of Level 1	$(2,059,068)	$(31,201)	$343,822	$(84,599)

Transfers into Level 2	$2,059,068	$31,201	$—	$84,599
Transfers out of Level 2	$—	$—	$(343,822)	$—

Net Transfers in (out) of Level 2	$2,059,068	$31,201	$(343,822)	$84,599

C) Currency Translation – For purposes of determining each Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

D) Allocations of Expenses – Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund, or the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

E) Accounting for Investments – Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds (which may include maturity or call date). Interest income and estimated expenses are accrued daily.

F) Federal Income Taxes – It is each Fund’s policy to comply with the requirements of SubchapterMof the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013 (Continued)

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2010 – 2013 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

G) Distributions to Shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions and deferrals of certain losses.

H) Redemption Fees – Redemption fees are applicable to certain redemptions of shares within fourteen calendar days of purchase. The redemption fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds’ portfolio management and can increase the Funds’ expenses. The redemption fees are intended to offset, at least partially, portfolio transaction and administrative costs associated with short-term trading. The shareholder will be charged a fee equal to 2.00% of the amount redeemed and will be charged when shares are sold, exchanged or involuntarily redeemed. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. For the year ended October 31, 2013, the Australia/New Zealand Fund, Africa Fund, Japan Fund, Global Fund, and Real Estate Fund had contributions to capital due to redemption fees in the amount of $259, $10, $3, $4 and $26, respectively.

I) Option Accounting Principles – A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. The Fund may use these derivatives for any purpose consistent with its investment objective, such as hedging, obtaining market exposure, and generating premium income.

When a Fund writes an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

When a Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

J) Forward Currency Contracts – Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Other risks of forward currency transactions include failing to achieve expected benefit, markets moving in a direction that the Funds did not expect, a Fund’s inability to be able to close out its position in the hedging instrument, and political and social unrest and the possibility of negative governmental actions. As of October 31, 2013, the Funds held no foreign currency contracts.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013 (Continued)

K) Repurchase Agreements – In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian bank takes possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral value by the Funds may be delayed or limited.

L) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and these differences could be material.

Note 4 – Related Party Transactions and Other Arrangements

A) Investment Advisor – The Trust, on behalf of each Fund, has retained FCA Corp. as the Funds’ investment advisor (the “Advisor”). Under each Fund’s Investment Advisory Agreement, the Advisor is paid a monthly fee (the “Management Fee”), calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund other than the Africa Fund for which it receives 1.25% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive the Management Fee of 1.25% for the Africa Fund through February 28, 2014. The Advisor may not terminate this arrangement prior to February 28, 2014 unless the investment advisory agreement is terminated. The Africa Fund has agreed to repay the Advisor for amounts waived by the Advisor pursuant to the fee waiver agreement to the extent that such repayment occurs within three years of the date of any such waiver and such repayment does not cause the Africa Fund’s total fund operating expenses to exceed 3.30%. For the year ended October 31, 2013, the Advisor waived Management Fees in the Africa Fund in the amount of $22,542 which is subject to recoupment. For the year ended October 31, 2013, the Advisor chose to voluntarily reimburse beyond its contractual agreement in the Africa Fund in the amount of $88,266, an amount which is not subject to recoupment. As of October 31, 2013, the Africa Fund has $9,801 subject to recoupment through October 31, 2015 and an additional $22,542 through October 31, 2016.

Certain officers of the Trust are also officers of FCA.

B) Administration, Fund Accounting and Transfer Agent – UMB Fund Services, Inc. (“UMB”) serves as the administrator, transfer agent and fund accountant to the Funds. For these services UMB receives fees computed at an annual rate of the daily net assets of the Funds, subject to a minimum annual contractual fee. An officer of the Trust also is an employee of UMB, but is paid no fees directly by the Funds for serving as an officer of the Trust.

C) Distribution – UMB Distribution Services, LLC, serves as the principal underwriter for the shares of each Fund of the Trust and receives an annual contractual fee. UMB Distribution Services, LLC is an affiliate of UMB.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35% of the Fund’s assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Fund and the servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Fund’s shares. These amounts are disclosed on the Statements of Operations under Distribution fees. While the plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse for certain expenses in connection with the distribution of its shares, the Board of Trustees has currently authorized each Fund to pay out only 0.25% under its Plan. If the Trustees’ intention changes on this matter, the Funds will amend or supplement their prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain shareholder services.

D) Legal Counsel – The Law Offices of John H. Lively and Associates, Inc., a member firm of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of the Law Offices of John H. Lively &Associates, Inc., but he receives no special compensation from the Trust or the Funds for serving as an officer of the Trust.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013 (Continued)

Note 5 – Investments in Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The Australia/New Zealand Fund’s holding below is shown in its Schedule of Investments. Further detail on this holding during the year ended October 31, 2013 appears below:

							Change in			Realized
	Percentage of	Shares	Shares	Value	Cost of	Cost of	Appreciation/	Value	Dividend	Gain
Security Held	Ownership	10/31/12	10/31/13	10/31/12	Purchases	Sales	Depreciation	10/31/13	Income	(Loss)

Mowbray Collectables Ltd.	7.36%	821,593	821,593	$304,056	—	—	$35,249	$339,305	$15,397	$—

Note 6 – Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) by the Funds for the year ended October 31, 2013 were as follows:

	Purchases	Sales

Australia/New Zealand Fund	$4,054,019	$4,454,439
Africa Fund	712,000	113,123
Japan Fund	921,071	1,406,950
Global Fund	1,962,015	2,436,960
Real Estate Securities Fund	298,590	432,177

Note 7 – Financial Instruments with Off-Balance Sheet Risk

In the ordinary course of trading activities, certain of the Funds trade and hold certain fair-valued derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for the written call option contracts is limited only by how high the underlying securities strike price rises. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statements of Assets and Liabilities. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. A call option gives the holder the right to buy the underlying stock from the writer at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

The following is a summary of the Commonwealth Global Fund’s & Commonwealth Real Estate Securities Fund’s written option activity:

	Global Fund		Real Estate Securities Fund

	Number of	Premiums	Number of	Premiums
Contracts	Contracts	Received	Contracts	Received

Outstanding @ 10/31/2012	—	$—	—	$—
Options written	250	123,288	225	50,099
Options expired	—	—	(45)	(13,410)
Options exercised	—	—	—	—
Options closed	(100)	(23,300)	—	—

Outstanding @ 10/31/2013	150	$99,988	180	$36,689

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013 (Continued)

At October 31, 2013, the Global Fund had the following outstanding written options:

						Unrealized
		Expiration	Exercise	Number of		Appreciation/
Contracts	Type	Date	Price	Contracts	Value	(Depreciation)

Interoil Corp.	Call	1/18/2014	$105.00	40	$4,280	$32,249
Starwood Hotels and Resorts	Call	1/17/2015	67.50	50	52,750	(15,350)
Tenneco Inc.	Call	1/18/2014	48.00	60	39,000	(12,941)

Total				150	$96,030	$3,958

At October 31, 2013, the Real Estate Securities Fund had the following outstanding written options:

						Unrealized
		Expiration	Exercise	Number of		Appreciation/
Contracts	Type	Date	Price	Contracts	Value	(Depreciation)

Home Inns & Hotels Management, Inc.	Call	3/22/2014	$40.00	85	$18,275	$(3,995)
MDC Holdings, Inc.	Call	3/22/2014	32.00	50	8,000	4,149
Toll Brothers, Inc.	Call	3/22/2014	35.00	45	9,675	585

Total				180	$35,950	$739

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013 (Continued)

Note 8 – Derivatives

The Funds’ use of derivatives for the year ended October 31, 2013 was limited to options, foreign exchange contracts and rights issuances. The derivative instruments outstanding as of October 31, 2013, as disclosed in the Statements of Assets and Liabilities, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivative activity for the Funds. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Statements of Assets and Liabilities		Statements of Operations

	Location of			Amount of	Amount of
	Asset/Liability		Location of Gain (Loss) on	Realized	Unrealized
Fund/Financial Instrument Type	Derivatives	Value	Derivatives Recognized	Gain (Loss)	Gain (Loss)

Australia/New Zealand Fund
Rights Issuances			Net realized gain from rights	$4,491	$—

Africa Fund
Rights Issuances			Net change in unrealized
			appreciation/(depreciation)
			on rights	—	(1,232)

Japan Fund
Equity Contracts			Net realized loss from
			option contracts	(12,976)	—
			Net change in unrealized
			appreciation/(depreciation) on
			option contracts	—	22,225

Global Fund
Equity Contracts	Investments, at value		Net realized gain from
	(Purchase options)	$32,320	option contracts	34,753	—
	Payable for options written		Net change in unrealized
	(Written options)		appreciation/(depreciation) on
		(96,030)	option contracts	—	9,198

Real Estate Securities Fund
Equity Contracts	Payable for options written		Net realized gain from
	(Written options)	(35,950)	option contracts	43,426	—
			Net change in unrealized
			appreciation/(depreciation) on
			option contracts	—	26,729

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013 (Continued)

Note 9 – Tax Matters

As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Australia/New				Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

Undistributed ordinary income	$386,570	$27,914	$—	$—	$—
Accumulated undistributed long-term capital gains	409,574	—	—	598,544	—

Tax accumulated earnings	796,144	27,914	—	598,544	—
Accumulated capital and other losses	—	(7,088)	(872,142)	(90,445)	(820,788)
Unrealized appreciation on investments	6,335,168	52,303	1,298,432	5,225,374	2,004,451
Unrealized appreciation on options written	—	—	—	3,958	739
Unrealized appreciation (depreciation) on foreign currency translations	(4,300)	(1,320)	11	—	—

Total accumulated earnings	$7,127,012	$71,809	$426,301	$5,737,431	$1,184,402

At October 31, 2013, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Australia/New				Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

Gross unrealized appreciation	$8,167,456	$168,784	$1,411,765	$5,299,371	$2,667,757
Gross unrealized depreciation	(1,832,288)	(116,481)	(113,333)	(73,997)	(663,306)

Net unrealized appreciation	$6,335,168	$52,303	$1,298,432	$5,225,374	$2,004,451

Cost of investments	$16,929,567	$2,028,754	$3,138,290	$10,836,266	$6,415,979

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals, partnership adjustments and passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the tax periods ended October 31, 2013 and 2012 were as follows:

	Australia/New								Real Estate
	Zealand Fund		Africa Fund		Japan Fund		Global Fund		Securities Fund

				Period
	Year Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Distributions paid from:
Ordinary Income	$310,746	$231,695	$23,882	$—	$—	$—	$—	$—	$—	$—
Net long-term
capital gains	—	—	—	—	—	—	—	1,332,683	—	—

Total distributions paid	$310,746	$231,695	$23,882	$—	$—	$—	$—	$1,332,683	$—	$—

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013 (Continued)

As of October 31, 2013, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Africa Fund		Japan Fund	Real Estate Securities Fund

	Short-term	Long-term	Short-term	Short-term	Long-term

For losses expiring October 31,
2016	$—	$—	$—	$169,716	$—
2017	—	—	765,972	—	—
2018	—	—	—	493,840	—
Non-Expiring	5,905	1,183	—	—	86,398

	$5,905	$1,183	$765,972	$663,556	$86,398

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2013, the Australia/New Zealand Fund, Japan Fund, Global Fund and Real Estate Securities Fund utilized $180,946, $25,735, $20,337 and $70,175, respectively, of their capital loss carryovers.

As of October 31, 2013, the Japan, Global and Real Estate Securities Funds, respectively, had $106,170, $90,445 and $70,834 of qualified late-year ordinary losses, which are deferred until fiscal year 2014 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year.

Note 10 – Revolving Credit Agreement

The Trust has in place an Amended and Restated Revolving Credit Agreement (the “Agreement”) with its custodian, Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust, on behalf of the Funds, from time to time. The Agreement provides a line of credit in an amount of up to $3,500,000 for the Trust with respect to all of the Funds. The Agreement further limits the amount that any Fund may borrow to the lesser of 1/3 of the value of its net assets taken at market value, at the time of the borrowing, including the amount borrowed, or 5% of the Fund’s total assets valued at costs, excluding the amount borrowed. Under the terms of the Agreement, any principal balance outstanding would bear interest at the Federal Funds Rate in effect at that time plus 1.50%. Effective August 1, 2013, the agreement includes a commitment fee of 0.10% per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) on the average daily unused portion of the Facility and a non-refundable up-front fee in an amount equal to 0.10% of the Facility.

The average amount of borrowings for the days which the Funds borrowed and the average interest rate on those borrowings by the Funds during the year ended October 31, 2013 were as follows:

	Average Principal	Average Interest Rate

Australia/New Zealand Fund	$358,688	1.58%
Japan Fund	$148,598	1.60%

During the year ended October 31, 2013 the Australia/New Zealand Fund and Japan fund paid $79 and $146 in interest on borrowings, respectively. There were no borrowings outstanding under the Agreement as of October 31, 2013. It is the Custodian’s policy to utilize the line of credit for draws greater than $50,000.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013 (Continued)

Note 11 – Reclassification of Capital Accounts

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and accumulated net realized gain (loss) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2013, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Australia/New				Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

Paid-in-beneficial interest	$—	$—	$(125,096)	$(100,600)	$(19,717)
Accumulated net investment income (loss)	5,206	1,740	107,949	100,600	17,840
Accumulated net realized gains (losses) from
investments, option contracts, rights and
foreign currency transactions	(5,206)	(1,740)	17,147	—	1,877

Note 12 – Contractual Obligations

Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown.

Note 13 – Concentration of Market Risk

The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers, the Africa Fund invests primarily in securities issued by African issuers and the Japan Fund invests primarily in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand, Africa or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand, Africa or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

The Africa Fund may be exposed to additional risks by focusing its investments on issuers in African countries that other funds invested in securities of issuers in a broader region may not be exposed to. The Fund is highly dependent on the state of economics of countries throughout Africa and, in particular Sub-Saharan countries. Changes in economics, tax policies, inflation rates, governmental instability, war or other political or economic factors may affect (positively or negatively) the Fund’s investments.

A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market, which may include REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income and maintaining their exemption from registration under the 1940 Act. Investing in a single market sector may be riskier than investing in a variety of market sectors.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS – October 31, 2013 (Continued)

Note 14 – Legal Matters

On October 22, 2010, Edward S. Weisfelner, as Trustee of the LB Creditor Trust (the “Plaintiff”), filed a suit in the Supreme Court of the State of New York in the County of New York against, among numerous other defendants, the Trust’s custodian (the “Custodian”) as a record holder of shares of Lyondell Chemical Company (“Lyondell”). The action was removed to the United States District Court for the Southern District of New York and then referred to the United States Bankruptcy Court for the Southern District of New York. Among the shares alleged to have been held by the Custodian were 10,000 shares for which the Commonwealth Global Fund (the “Global Fund”) was a beneficial shareholder. On December 19, 2011, the Plaintiff filed a Second Amended Complaint in the U.S. Bankruptcy Court, Southern District of New York, naming the Global Fund as a defendant. Generally, the Plaintiff’s claim alleges that a merger transaction, which closed on December 20, 2007, in which the Global Fund and the other shareholders of Lyondell disposed of their positions in Lyondell caused Lyondell to be insolvent and ultimately resulted in Lyondell filing for bankruptcy protection. Lyondell sought bankruptcy protection in cases filed on January 6, 2009 and April 24, 2009. The Plaintiff’s claim further alleges that, under various theories under state law, the transaction constituted a fraudulent transfer. The Plaintiff is seeking to set aside and recover the entire amount of the transfer, which is alleged to be approximately $5.9 billion. The Global Fund’s proceeds from the transaction amounted to $479,700. As of this date, the suit has only involved preliminary procedural filings, including Motions to Dismiss the Complaint. To date, the Trust has joined in the response with several other defendants in the case seeking to dismiss the claims. The Court has not yet rendered a decision as to the motion to dismiss. The Trust expects to continue participating in the defense of this case, albeit as a direct defendant.

Note 15 – Subsequent Events

Within the financial statements, the Funds are required to recognize the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, on a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuances of these financial statements and has noted no such events.

Note 16 – New Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 and ASU 2011-11 will have on the Funds’ financial statement disclosures.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of
Commonwealth International Series Trust

We have audited the accompanying statements of assets and liabilities of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest of Commonwealth International Series Trust, including the schedules of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities of Africa Fund, a series of shares of beneficial interest of Commonwealth International Series Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period November 7, 2011 (commencement of operations) through October 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, as of October 31, 2013, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods presented above, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 26, 2013

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

ADDITIONAL INFORMATION – October 31, 2013 (Unaudited)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period*
	5/1/13	10/31/13	5/1/13 – 10/31/13	5/1/13 – 10/31/13

Australia/New Zealand Fund	$1,000.00	$991.00	$15.71	3.13%
Africa Fund	1,000.00	1,016.70	—	—
Japan Fund	1,000.00	1,009.80	21.83	4.31%
Global Fund	1,000.00	1,091.10	16.34	3.10%
Real Estate Securities Fund	1,000.00	1,000.80	16.54	3.28%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period*
	5/1/13	10/31/13	5/1/13 – 10/31/13	5/1/13 – 10/31/13

Australia/New Zealand Fund	$1,000.00	$1,009.20	$15.85	3.13%
Africa Fund	1,000.00	1,025.00	—	—
Japan Fund	1,000.00	1,003.20	21.76	4.31%
Global Fund	1,000.00	1,009.40	15.70	3.10%
Real Estate Securities Fund	1,000.00	1,008.50	16.61	3.28%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year) to reflect the one-half year period.

TAX INFORMATION UNAUDITED

Pursuant to the foreign tax credit election under Section 853 of the Internal Revenue Code of 1986, the Australia/New Zealand Fund designates $514,998 of income derived from foreign sources and $158,824 of foreign taxes paid, for the year ended October 31, 2013.

Of the ordinary income distributions made by the Australia/New Zealand Fund during the year ended October 31, 2013, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.2871 and the proportionate share of foreign taxes attributable to one share of stock is $0.0885.

51

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

ADDITIONAL INFORMATION – October 31, 2013 (Unaudited) – (Continued)

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Australia/New Zealand and Africa Funds, respectively, designate income dividends of 100.00% and 90.92% as qualified dividend income paid during the fiscal year ended October 31, 2013.

Disclosure of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

52

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

TRUSTEES AND OFFICERS – October 31, 2013 (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the 1940 Act, are included in the table titled, “Interested Trustees.” Trustees who are not “interested persons” are referred to as Independent Trustees. The Funds’ Statement of Additional information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 888-345-1898.

				Number of	Other
		Term of Office		Portfolios in	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Complex Overseen	Held By
Name, Address and Age	With Fund	Time Served	for the Last Five Years	by Trustee/Officer(3)	Trustee/Officer

INTERESTED TRUSTEES:

Robert Scharar(1)	President,	Indefinite until	Investment manager/Attorney/CPA;	5	See Below(2)
791 Town & Country Blvd,	Interested	Successor	President, FCA Corp (investment
Suite 250	Trustee	elected and	advisor), 1975 to present.
Houston, TX 77024-3925		qualified;
Age 65		since 2000

INDEPENDENT TRUSTEES:

John Akard, Jr.	Independent	Indefinite until	Owner, John Akard Jr. P.C. (and its	5	None
791 Town & Country Blvd,	Trustee	Successor	predecessor) (law firm), 1996 to
Suite 250		elected and	present; Of Counsel, Coplen &
Houston, TX 77024-3925		qualified;	Banks, P.C. (law firm), 1999 to
Age 47		since 2000	present.

Kathleen Kelly	Independent	Indefinite until	Honorary Consul, New Zealand	5	None
791 Town & Country Blvd,	Trustee	Successor	Consulate, 1995 to present; Owner,
Suite 250		elected and	International Protocol Advisors
Houston, TX 77024-3925		qualified;	(consulting services), August 1992
Age 61		since 2000	to present.

Jack Ewing	Independent	Indefinite until	Adjunct Economics Professor,	5	None
791 Town & Country Blvd,	Trustee	Successor	University of Houston-Downtown,
Suite 250		elected and	2005 to present; Adjunct Professor,
Houston, TX 77024-3925		qualified;	Lonestar College, 2001 to present;
Age 74		since 2000	Professor, Houston Community
College, September 2000 to
May 2011.

(1)	Robert Scharar is considered an “Interested person” of the Funds’ as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment advisor.
(2)
Mr. Scharar is also an officer, director and/or manager of the following companies: NICO Holdings, Ltd. (Malawi), Africap, LLC, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Nashville Properties, Inc., subsidiary companies at some of the above, and other closely held entities.

(3)	The five (5) portfolios comprising the Trust include the five mutual funds covered by this annual report.

53

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

TRUSTEES AND OFFICERS – October 31, 2013 (Unaudited)

				Number of	Other
		Term of Office		Portfolios in	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Complex Overseen	Held By
Name, Address and Age	With Fund	Time Served	for the Last Five Years	by Trustee/Officer	Trustee/Officer

OFFICERS:

Terrance P. Gallagher	Treasurer	Since 2010	Attorney/CPA, Executive	N/A	N/A
803 W. Michigan St.			Vice-President, UMB Fund Services,
Milwaukee, WI 53233			Inc. 2007 to present, Senior
Age 55			Vice-President, Director of
Compliance, Unified Fund Services,
2005 – 2007

John H. Lively	Secretary	Since 2008	Attorney, The Law Offices of John	N/A	N/A
Parkway, Ste. 310			H. Lively & Associates, Inc. (law
Leawood, KS 66211			firm), March 2010 to present;
Age 44			Attorney, Husch Blackwell Sanders
LLP (law firm), March 2007 to
February 2010; Managing Attorney,
Raymond James Financial (financial
services), September 2005 to
March 2007

Bonnie Scott	Assistant	Since 2003	Administrator, FCA Corp	N/A	N/A
791 Town & Country Blvd,	Secretary		(investment advisor), 1998 to
Suite 250			present.
Houston, TX 77024-3925
Age 64

Stephen E. Fodo	CCO	Since 2004	Independent Consultant from	N/A	N/A
2515 Golden Pond Drive			January 2000 to present. Advisory
Kingwood, TX 77345			Director, Ingenero Inc., Engineering
Age 71			and Consulting Services, from
January 2002 to present; Chief
Financial Officer, Organic Fuels
Holdings Inc., October 2007 to
December 2008; Adjunct Professor,
University of Phoenix, July 2003 to
October 2008.

54

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

Notes

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

Notes

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2013

Notes

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. This Code is included as an Exhibit.

(b)

During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer and principal financial officer, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of trustees has determined that the Registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by BBD, LLP during the fiscal year 2013 and 2012 were as follows:

(a)  Audit Fees for Registrant.

Fiscal year ended October 31, 2013	$60,000
Fiscal year ended October 31, 2012	$60,000

(b)  Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended October 31, 2013	$0
Fiscal year ended October 31, 2012	$0

(c)  Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended October 31, 2013	$7,500
Fiscal year ended October 31, 2012	$7,500

(d)  All Other Fees.

Fiscal year ended October 31, 2013	$0
Fiscal year ended October 31, 2012	$0

(e)  Audit Committee’s pre-approval policies and procedures.

(1)

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)

Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Registrant’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)

During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a) (2)	Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Commonwealth International Series Trust

/s/ Robert W. Scharar
By: Robert W. Scharar
President
December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Robert W. Scharar
By: Robert W. Scharar
President
(Principal Executive Officer)
December 27, 2013

/s/ Terrance P. Gallagher
By: Terrance P. Gallagher
Treasurer
(Principal Financial Officer)
December 27, 2013